SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 7, 2002

                            MS Structured Asset Corp.
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               (Exact Name of Registrant as Specified in Charter)

 Delaware                         333-64879                        13-4026700
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(State or Other Jurisdiction     (Commission File               (IRS Employer
      of Incorporation)               Number)                Identification No.)

 1585 Broadway, New York, New York                                  10036
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 (Address of Principal Executive Offices)                         (Zip Code)

   Registrant's telephone number, including area code:       212-761-2520

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure

On November 7, 2002, the Board of Directors proposed and adopted a resolution, to which the stockholder gave its written consent, that the name of the company will change from "MSDW Structured Asset Corp." to "MS Structured Asset Corp." effective November 8, 2002. The By-Laws were also amended to reflect the name change.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 3.1       Certificate of Amendment of Certificate of Incorporation

Exhibit 3.2       By-Laws

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 12, 2002

                                                     MS STRUCTURED ASSET CORP.
                                                     (Registrant)


                                                     By:   /s/ John Kehoe
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                                                     Name: John Kehoe
                                                     Title:Vice President

                                  EXHIBIT INDEX

Exhibit 3.1       Certificate of Amendment of Certificate of Incorporation

Exhibit 3.2       By-Laws